AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement ("Amendment") is entered into as of June 10, 2015 by and between The Hillman Group, Inc. ("Company") and Douglas D. Roberts ("Executive").

WHEREAS, Company and Executive entered into that certain employment agreement on May 14, 2012 ("Agreement"); and

WHEREAS, the parties desire to amend the Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 3(c) of the Agreement is hereby amended by deleting the sixth sentence thereof.

2. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

3. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

4. The parties may execute this Amendment in identical counterparts, both of which when taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed on the day and year first written above.

Company

The Hillman Group, Inc.

By: [signature]
Name: Douglas Cahill
Title: Executive Chairman

Executive

[signature]
Douglas D. Roberts